SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2005

SANDERSON FARMS, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-14977	64-0615843

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 N. 13th Avenue
P.O. Box 988
Laurel, Mississippi	39440

(Address of principal executive offices)	(Zip Code)

(601) 649-4030

(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1 FORM OF RESTRICTED STOCK AGREEMENT
EX-10.2 FORM OF RESTRICTED STOCK AGREEMENT
EX-10.3 FORM OF AGREEMENT
EX-10.4 FORM OF AGREEMENT
EX-99.1 PRESS RELEASE OF SANDERSON FARMS INC.
EX-99.2 TRANSCRIPT OF CONFERENCE CALL

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     General

     On February 23, 2005, the Registrant’s Board of Directors approved the forms of four agreements for use under the Registrant’s Stock Incentive Plan, which was approved by the Registrant’s shareholders and adopted by its Board of Directors on February 17, 2005. For general information concerning the Stock Incentive Plan, awards under it, and the tax aspects of these awards, see pages 17 through 24 of the Registrant’s definitive proxy statement for its Annual Meeting held February 17, 2005, and the Supplement to that Proxy Statement, both of which are available at www.sec.gov and www.sandersonfarms.com.

     Two of these form agreements pertain to the Registrant’s issuance of restricted stock. One agreement is for the issuance of restricted stock to non-employee directors, and the other is for the issuance of restricted stock to officers and employees of the Registrant.

     The other two of these form agreements pertain to the Registrant’s Management Share Purchase Plan, or MSPP. One agreement is for non-employee directors who participate in the MSPP, and the other is for officers and employees who participate in the MSPP.

     The descriptions of these agreements below are necessarily not complete, and in each instance reference is made to the agreements themselves, which are filed as exhibits with this report and are incorporated by reference herein.

     Restricted Stock Agreements

     The forms of restricted stock agreement that have been approved by the Registrant’s Board of Directors provide for the grant of a specified number of shares of restricted stock to the participant as a reward for past service or as an incentive for the performance of future services and for no additional consideration, subject to the following terms and conditions:

•	The restricted stock may not be sold or transferred during the restricted period except by Will or inheritance.

•	The restricted period lasts for 10 years for officers and employees, except that it ends if death, disability or retirement occurs after five years or if a change of control occurs at any time. It lasts three years for non-employee directors, but ends upon death, disability or change of control.

•	Rights to the shares are forfeited if employment of an officer or employee, or service of a non-employee director, terminates prior to the end of the restricted period, or if the board determines that the participant has engaged in specified detrimental conduct or activity while employed or has competed with the Registrant while employed by it or for two years thereafter.

•	The participant is entitled to vote the shares and receive dividends, except that stock dividends become part of the restricted shares.

     Management Share Purchase Plan

     The MSPP agreement for officers and employees permits the participant to reduce his or her base salary by up to 15%, and his or her bonus by up to 75%, as the participant shall select, and receive restricted stock in lieu of the amount of the reduction, at the market value of the Registrant’s stock as quoted on Nasdaq.

     The MSPP for non-employee directors permits the participant to reduce his or her annual stipend (currently $20,000) and meeting fees (currently $7,000 per board meeting for committee chairs and $6,000 for all other directors) by up to 100%, as the participant shall select, and receive restricted stock in lieu of the amount of the reduction, at the market value of the stock as quoted on Nasdaq.

     The MSPP agreements further provide:

•	The Registrant will, for no further consideration, match 25% of the restricted shares purchased by the participant.The shares provided by the Registrant will be restricted to the same extent as the shares they match.

•	The restricted stock may not be sold or transferred during the restricted period except by Will or inheritance.

•	The restricted period lasts for three years, except that it ends upon the death, disability or retirement of the participant.

•	If employment as an officer or employee, or service of a non-employee director, terminates prior to the end of the restricted period, or if the board determines that the participant has engaged in specified detrimental conduct or activity while employed or has competed with the Registrant while employed by it or for two years thereafter, the participant forfeits the shares provided by the Registrant’s match, and the Registrant may elect to repurchase the other restricted stock at the price paid for it.

•	The participant is entitled to vote the shares and receive dividends, except that stock dividends become part of the restricted shares.

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On February 24, 2005, the Registrant issued a press release announcing its earnings for its fiscal quarter ended January 31, 2005. The press release is furnished herewith as Exhibit 99.1. Also on February 24, 2005, the Registrant held a conference call to discuss its earnings for its fiscal quarter and year ended January 31, 2005. A transcript of the conference call is furnished herewith as Exhibit 99.2. The information in the press release and transcript is not to be considered “filed” for purposes of the Securities Exchange Act of 1934.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) The following exhibits are filed with this Current Report:

Exhibit No.	Description
10.1	Form of Restricted Stock Agreement between Registrant and its non-employee directors who are granted restricted stock

10.2	Form of Restricted Stock Agreement between Registrant and its officers and employees who are granted restricted stock.

10.3	Form of Agreement between Registrant and its non-employee directors who participate in its management share purchase plan.

Exhibit No.	Description
10.4	Form of Agreement between Registrant and its officers and employees who participate in its management share purchase plan.

99.1	Press release of Sanderson Farms, Inc. dated February 24, 2005

99.2	Transcript of conference call held by Sanderson Farms, Inc. on February 24, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARMS, INC.
(Registrant)

Date: March 1, 2005	By:	/s/ D. Michael Cockrell

D. Michael Cockrell
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Restricted Stock Agreement between Registrant and its non-employee directors who are granted restricted stock

10.2	Form of Restricted Stock Agreement between Registrant and its officers and employees who are granted restricted stock.

10.3	Form of Agreement between Registrant and its non-employee directors who participate in its management share purchase plan.

10.4	Form of Agreement between Registrant and its officers and employees who participate in its management share purchase plan.

99.1	Press release of Sanderson Farms, Inc. dated February 24, 2005

99.2	Transcript of conference call held by Sanderson Farms, Inc. on February 24, 2005